Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the Annual Report of The Center for Wound Healing, Inc; (the “Company”) on Form 10-KSB for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew G. Barnett, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 6, 2007

/s/ Andrew G. Barnett
Andrew G. Barnett, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer